                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

 End of Period Collection Account Balance as of Prior Payment Date:                                                    424,069.82
 Available Funds:
         Contract Payments due and received in this period                                                           6,632,908.23
         Contract Payments due in prior period(s) and received in this period                                          498,897.36
         Contract Payments received in this period for next period                                                      31,961.81
         Sales, Use and Property Tax, Maintenance, Late Charges                                                        135,192.83
         Prepayment Amounts related to early termination in this period                                              2,916,989.43
         Servicer Advance                                                                                              379,759.53
         Proceeds received from recoveries on previously Defaulted Contracts                                                 0.00
         Transfer from Reserve Account                                                                                   4,491.55
         Interest earned on Collection Account                                                                           3,570.19
         Interest earned on Affiliated Account                                                                             571.19
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                         0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
         < Predecessor contract)                                                                                             0.00
         Amounts paid under insurance policies                                                                               0.00
         Any other amounts                                                                                                   0.00

                                                                                                                   --------------
 Total Available Funds                                                                                              11,028,411.94
 Less: Amounts to be Retained in Collection Account                                                                    424,969.96
                                                                                                                   --------------
 AMOUNT TO BE DISTRIBUTED                                                                                           10,603,441.98
                                                                                                                   ==============
 DISTRIBUTION OF FUNDS:
         1.   To Trustee -  Fees                                                                                             0.00
         2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               498,897.36
         3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                   a) Class A1 Principal and Interest                                                                        0.00
                   a) Class A2 Principal (distributed after A1 Note matures) and Interest                                    0.00
                   a) Class A3 Principal (distributed after A2 Note matures) and Interest                            8,151,277.07
                   a) Class A4 Principal (distributed after A3 Note matures) and Interest                              518,751.20
                   b) Class B Principal and Interest                                                                   147,936.56
                   c) Class C Principal and Interest                                                                   295,996.92
                   d) Class D Principal and Interest                                                                   198,748.64
                   e) Class E Principal and Interest                                                                   258,618.71

         4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                        0.00
         5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                   a) Residual Interest (Provided no Restricting or Amortization Event in effect)                       52,872.74
                   b) Residual Principal (Provided no Restricting or Amortization Event in effect)                     271,148.99
                   c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)             4,491.55
         6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts               139,334.21
         7.   To Servicer, Servicing Fee and other Servicing Compensations                                              65,368.03
                                                                                                                   --------------
 TOTAL FUNDS DISTRIBUTED                                                                                            10,603,441.98
                                                                                                                   ==============

                                                                                                                   --------------
 End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}            424,969.96
                                                                                                                   ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                   $4,876,395.87
  - Add Investment Earnings                                                                                              4,491.55
  - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                           0.00
  - Less Distribution to Certificate Account                                                                             4,491.55
                                                                                                                   --------------
End of period balance                                                                                               $4,876,395.87
                                                                                                                   ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $4,876,395.87
                                                                                                                   ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Pool A                                            136,155,930.74
                     Pool B                                             17,240,023.26
                                                                      ---------------
                                                                                                   153,395,954.00
Class A Overdue Interest, if any                                                 0.00
Class A Monthly Interest - Pool A                                          636,056.69
Class A Monthly Interest - Pool B                                           80,537.31

Class A Overdue Principal, if any                                                0.00
Class A Monthly Principal - Pool A                                       7,301,464.33
Class A Monthly Principal - Pool B                                         651,969.94
                                                                      ---------------
                                                                                                     7,953,434.27
Ending Principal Balance of the Class A Notes
                     Pool A                                            128,854,466.41
                     Pool B                                             16,588,053.32
                                                                      ---------------           -----------------
                                                                                                   145,442,519.73
                                                                                                =================

Interest Paid Per $1,000            Principal Paid Per $1,000                  Ending Principal
Original Face $286,080,000          Original Face $286,080,000                 Balance Factor
--------------------------          --------------------------                 --------------
        $ 2.504873                           $ 27.801434                         50.839807%

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Class A1                                                     0.00
                     Class A2                                                     0.00
                     Class A3                                            46,215,954.00
                     Class A4                                           107,180,000.00

                                                                       ---------------

Class A Monthly Interest                                                                           153,395,954.00
                     Class A1 (Actual Number Days/360)                            0.00
                     Class A2                                                     0.00
                     Class A3                                               197,842.80
                     Class A4                                               518,751.20

                                                                       ---------------

Class A Monthly Principal
                     Class A1                                                     0.00
                     Class A2                                                     0.00
                     Class A3                                             7,953,434.27
                     Class A4                                                     0.00
                                                                                                     7,953,434.27
                                                                       ---------------

Ending Principal Balance of the Class A Notes
                     Class A1                                                     0.00
                     Class A2                                                     0.00
                     Class A3                                            38,262,519.73
                     Class A4                                           107,180,000.00

                                                                       ---------------          -----------------
                                                                                                   145,442,519.73
                                                                                                =================

Class A3

Interest Paid Per $1,000            Principal Paid Per $1,000                  Ending Principal
Original Face $82,500,000           Original Face $82,500,000                  Balance Factor
-------------------------           -------------------------                  --------------
        $ 2.398095                          $ 96.405264                          46.378812%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                        Pool A                                          2,322,570.40
                        Pool B                                            294,083.17
                                                                      --------------
                                                                                          2,616,653.57

Class B Overdue Interest, if any                                                0.00
Class B Monthly Interest - Pool A                                          10,887.05
Class B Monthly Interest - Pool B                                           1,378.51
Class B Overdue Principal, if any                                               0.00
Class B Monthly Principal - Pool A                                        124,549.59
Class B Monthly Principal - Pool B                                         11,121.41
                                                                      --------------
                                                                                            135,671.00
Ending Principal Balance of the Class B Notes
                        Pool A                                          2,198,020.81
                        Pool B                                            282,961.76
                                                                      --------------
                                                                                         -------------
                                                                                          2,480,982.57
                                                                                         =============

Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
Original Face $4,880,000       Original Face $4,880,000               Balance Factor
------------------------       ------------------------               --------------
       $ 2.513434                     $ 27.801434                        50.839807%

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                        Pool A                                         4,640,381.47
                        Pool B                                           587,563.72
                                                                      -------------
                                                                                         5,227,945.19

Class C Overdue Interest, if any                                               0.00
Class C Monthly Interest - Pool A                                         22,130.75
Class C Monthly Interest - Pool B                                          2,802.19
Class C Overdue Principal, if any                                              0.00
Class C Monthly Principal - Pool A                                       248,843.95
Class C Monthly Principal - Pool B                                        22,220.03
                                                                      -------------
                                                                                           271,063.98
Ending Principal Balance of the Class C Notes
                        Pool A                                         4,391,537.52
                        Pool B                                           565,343.69
                                                                      -------------
                                                                                        -------------
                                                                                         4,956,881.21
                                                                                        =============

Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
Original Face $9,750,000       Original Face $9,750,000               Balance Factor
------------------------       ------------------------               --------------
       $ 2.557225                     $ 27.801434                       50.839807%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                        Pool A                                          3,093,587.60
                        Pool B                                            391,709.13
                                                                      ---------------
                                                                                             3,485,296.73

Class D Overdue Interest, if any                                                0.00
Class D Monthly Interest - Pool A                                          16,011.89
Class D Monthly Interest - Pool B                                           2,027.42
Class D Overdue Principal, if any                                               0.00
Class D Monthly Principal - Pool A                                        165,895.97
Class D Monthly Principal - Pool B                                         14,813.36
                                                                      ---------------
                                                                                               180,709.33
Ending Principal Balance of the Class D Notes
                        Pool A                                          2,927,691.63
                        Pool B                                            376,895.77
                                                                      ---------------
                                                                                           --------------
                                                                                             3,304,587.40
                                                                                           ==============

Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
Original Face $6,500,000       Original Face $6,500,000               Balance Factor
------------------------       ------------------------               --------------
      $ 2.775278                         $ 27.801435                   50.839806%

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                        Pool A                                         3,869,364.23
                        Pool B                                           489,937.76
                                                                      --------------
                                                                                            4,359,301.99

Class E Overdue Interest, if any                                               0.00
Class E Monthly Interest - Pool A                                         28,929.95
Class E Monthly Interest - Pool B                                          3,663.10
Class E Overdue Principal, if any                                              0.00
Class E Monthly Principal - Pool A                                       207,497.57
Class E Monthly Principal - Pool B                                        18,528.09
                                                                      --------------
                                                                                              226,025.66
Ending Principal Balance of the Class E Notes
                        Pool A                                         3,661,866.66
                        Pool B                                           471,409.67
                                                                      --------------
                                                                                          --------------
                                                                                            4,133,276.33
                                                                                          ==============

Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
Original Face $8,130,000       Original Face $8,130,000               Balance Factor
------------------------       ------------------------               --------------
       $ 4.008985                     $ 27.801434                       50.839807%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                        Pool A                                       4,641,836.73
                        Pool B                                         587,747.99
                                                                     ------------
                                                                                            5,229,584.72

Residual Interest - Pool A                                              47,082.48
Residual Interest - Pool B                                               5,790.26
Residual Principal - Pool A                                            248,921.99
Residual Principal - Pool B                                             22,227.00
                                                                     ------------
                                                                                              271,148.99
Ending Residual Principal Balance
                        Pool A                                       4,392,914.74
                        Pool B                                         565,520.99
                                                                     ------------
                                                                                           -------------
                                                                                            4,958,435.73
                                                                                           =============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                              65,368.03
 - Servicer Advances reimbursement                                                            498,897.36
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                            139,334.21
                                                                                           -------------
Total amounts due to Servicer                                                                 703,599.60
                                                                                           =============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                 154,723,671.17

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                    0.00

  Decline in Aggregate Discounted Contract Balance                                                                8,297,173.40

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             ---------------
     ending of the related Collection Period                                                                    146,426,497.77
                                                                                                               ===============
  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                         5,397,187.58

      - Principal portion of Prepayment Amounts                                               2,899,985.82

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                   0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                        0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                 0.00

                                                                                             -------------
                              Total Decline in Aggregate Discounted Contract Balance          8,297,173.40
                                                                                             =============

POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                 19,591,065.00

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                   0.00

  Decline in Aggregate Discounted Contract Balance                                                                 740,879.83

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                                   --------------
                                                                                                                 18,850,185.1
                                                                                                               ==============
  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                           739,186.68

      - Principal portion of Prepayment Amounts                                                   1,693.15

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                   0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                        0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                 0.00

                                                                                             -------------
                              Total Decline in Aggregate Discounted Contract Balance            740,879.83
                                                                                             =============

                                                                                                              ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                              165,276,682.94
                                                                                                              ===============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                                           Predecessor
                                                               Discounted                   Predecessor          Discounted
Lease #          Lessee Name                                   Present Value                Lease #              Present Value
--------         ----------------------------------            -----------------            ---------------      ------------------
3355-004         New Valley Health Group, Inc.                    $1,178,581.83             4424-401                 $1,264,331.32
                 Cash                                               $520,726.22             4424-402                   $434,976.73

                                                                ---------------                                 ------------------
                                                       Totals:    $1,699,308.05                                      $1,699,308.05

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $1,699,308.05
b) ADCB OF POOL A AT CLOSING DATE                                                                                  $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             0.62%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                        YES    NO   X
                                                        -----   ------

  POOL B                                                                                                         Predecessor
                                                               Discounted                     Predecessor        Discounted
  Lease #          Lessee Name                                 Present Value                  Lease #            Present Value
  --------         ----------------------------------          ----------------               --------------     ------------------
                   NONE

                                                                -----------                                      -----------------
                                                       Totals:       $0.00                                                   $0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                   $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                                 $52,325,540.92
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                      YES     NO   X
                                                      -----    ------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                                                           Predecessor
                                                                      Discounted                 Predecessor      Discounted
Lease #      Lessee Name                                              Present Value              Lease #          Present Value
--------     ---------------------------------------------            ---------------------      -------------    -----------------
2707-201     Amber Networks, Inc.                                        $1,045,934.66           2041-203            $3,154,026.34
2707-202     Amber Networks, Inc.                                          $491,545.72
2708-201     Network Elements, Inc.                                      $1,305,725.82
2706-202     Coriolis Networks, Inc.                                        $90,653.94
2706-207     Coriolis Networks, Inc.                                       $215,544.48
             Cash                                                            $4,621.72           2869-001            $2,037,442.62
3271-002     Durham Diagnostic Imaging                                   $2,317,472.63           2769-001            $2,940,134.55
3702-003     USDL Pittsburgh Inc & USDL Pittsburgh Holding               $2,946,305.69           2770-001            $3,087,098.20
3714-001     Kaley Imaging, Inc., and KI Holding, Inc.                   $1,470,213.52           2002918-002            $25,199.70
3718-006     USD Dayton, Inc. and USD Dayton Holding, Inc.               $1,893,050.93           2004445-001            $85,324.68
                                                                                                 2002452-001            $52,617.10
                                                                      -----------------                           ----------------
                                                            Totals:     $11,781,069.11                              $11,381,843.19

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                      11,381,843.19
b) ADCB OF POOL A AT CLOSING DATE                                                                                  $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             4.17%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES      NO   X
                                                          ------    -------

  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                   Predecessor
                                                                      Discounted                 Predecessor      Discounted
  Lease #      Lessee Name                                            Present Value              Lease #          Present Value
  -------      -------------------------------------------           ------------------          --------------   -----------------
               None

                                                                     ------------------                           -----------------
                                                            Totals:              $0.00                                        $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                                $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                                  $52,325,540.92
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                        YES       NO   X
                                                         -----     ------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                            TOTAL OUTSTANDING CONTRACTS
   This Month                          1,929,417.18          This Month                                  165,276,682.94
   1 Month Prior                         469,420.50          1 Month Prior                               174,314,736.17
   2 Months Prior                      2,239,398.48          2 Months Prior                              180,301,329.58

   Total                               4,638,236.16          Total                                       519,892,748.69

   a) 3 MONTH AVERAGE                  1,546,078.72          b) 3 MONTH AVERAGE                          173,297,582.90

   c) a/b                                     0.89%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                    Yes                    No              X
                                                                                        -------------------         ---------------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                            Yes                    No              X
                                                                                        -------------------         ---------------
   B. An Indenture Event of Default has occurred and is then continuing?            Yes                    No              X
                                                                                        -------------------         ---------------

4. Has a Servicer Event of Default occurred?                                        Yes                    No              X
                                                                                        -------------------         ---------------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                 Yes                    No              X
                                                                                        -------------------         ---------------
   B. Bankruptcy, insolvency, reorganization; default/violation of
        any covenant or obligation not remedied within 90 days?                     Yes                    No              X
                                                                                        -------------------         ---------------
   C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?          Yes                    No              X
                                                                                        -------------------         ---------------

6. Aggregate Discounted Contract Balance at Closing Date                        Balance  $325,093,057.74
                                                                                        ---------------------

   DELINQUENT LEASE SUMMARY

                  Days Past Due                           Current Pool Balance                                  # Leases
                  -------------                           --------------------                                  --------
                        31 - 60                                   5,619,558.72                                        33
                        61 - 90                                   3,022,296.60                                        21
                       91 - 180                                   1,929,417.18                                        14

   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and Securitization